EXHIBIT 10.2

GUARANTY

THIS GUARANTY is entered into as of May 2, 2014 from OMEGA HOLDINGS COMPANY LLC, a Delaware limited liability company ("Guarantor"), in favor of VERTEX REFINING NV, LLC, a Nevada limited liability company ("Lender").

RECITALS

A.           Guarantor desires to induce Lender to make loans and extend credit to Omega Refining, LLC, a Delaware limited liability company ("Omega"), Bango Refining NV, LLC, a Delaware limited liability company ("Bango Refining" and together with Omega, individually and collectively, as the context requires, "Borrower").

B.           Lender is willing to extend credit to Borrower conditioned upon, among other things, Guarantor's execution of this Guaranty.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

Article I
Definitions

Section 1.1                      The following terms shall have the following meanings unless the context expressly requires otherwise:

(a)           "BBB Loan Agreement" means the Second Amended and Restated Term Loan Credit Agreement dated as of the date hereof by and among Borrower, Guarantor and BBB Funding.

(b)           "BBB Funding" means BBB Funding, LLC, a Delaware limited liability company.

(c)           "Collateral" means (i) any and all property and things of value in or against which a deed of trust lien, mortgage lien, other lien, and/or security interest has been granted or may in the future be granted to secure to Lender repayment and performance of  all or a portion of the Guaranteed Obligations; (ii) any and all property and things of value now held or which may in the future be held by or for the benefit of Lender as security for or for application to all or a portion of the Guaranteed Obligations; and (iii) any and all property and things of value assigned to or which may in the future be assigned to or for the benefit of Lender as security for or for application to all or a portion of the Guaranteed Obligations.

(d)           "Guaranteed Obligations" means (i) the indebtedness, obligations, liabilities, fees, costs and expenses under that certain Secured Promissory Note dated the date hereof (the "Note") issued by Borrower in the principal amount of $13,858,066.67, payable to the order of Lender; and (ii) the receivable which arises from the sale by Lender and its affiliates of used motor oil to Borrower in the amount of $2,207,034.87.

(e)           "Guaranty" means this Guaranty, as it may be amended and/or restated from time to time hereafter.

(f)           "Other Guarantor" means any and all Persons who now or in the future guarantee to Lender all or any portion of the Guaranteed Obligations including.

(g)           "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government, or any agency or political subdivision thereof, or any other form of entity.

Article II
Representations and Warranties

To induce Lender to accept this Guaranty and to cause Lender to extend credit from time to time to Borrower, Guarantor hereby represents and warrants to Lender the following:

Section 2.1                      Organization; Power.  Guarantor is duly organized and validly existing under the laws of its jurisdiction of organization.  Guarantor is duly qualified to do business in every jurisdiction in which the nature of its business or the ownership of its properties requires such qualification.  Guarantor has the power to own its properties and carry on such its business as currently being conducted.

Section 2.2                      Authorization and Binding Effect.  The execution and delivery by Guarantor, of this Guaranty and the other agreements, documents and instruments related hereto to which Guarantor is a party, and the performance by Guarantor of its obligations thereunder:  (a) are within its power, (b) have been duly authorized by proper action on the part of the governing body of Guarantor, (c) are not in violation of any law, rule or regulation, the organizational or charter documents of Guarantor, or the terms of any agreement, restriction or undertaking to which Guarantor is a party or by which Guarantor is bound and (d) do not require the approval or consent of the holders of the equity interests of Guarantor, any governmental authority or any other person or entity, other than those obtained and in full force and effect.  This Guaranty and the agreements, documents and instruments related hereto to which any Guarantor is a party, when executed and delivered, will constitute the valid and binding obligations of Guarantor enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors' rights and except to the extent that general principles of equity might affect the specific enforcement of this Guaranty or such agreements, documents or instruments.

Section 2.3                      Solvency.  (a) The then fair saleable value of the property of Guarantor is (i) greater than Guarantor's total liabilities and (ii) not less than the amount that will be required to pay the probable liabilities on Guarantor's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to Guarantor.  (b) The capital of Guarantor is not unreasonably small in relation to its business or any contemplated or undertaken transaction.  (c)  Guarantor does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due.  (d)  Guarantor is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.

Section 2.4                      Schedule of Payables; Accuracy of Information.  All outstanding payables and other Liabilities of Guarantor as of the date hereof are set forth on Schedule 4.4(a) attached to the Note.  Schedule 4.4(b) of the Note is a true, correct and complete copy of the cash flow analysis (the "Cash Flow Analysis") of Borrower and Guarantor for the period from April 15, 2014 through

August 29, 2014, prepared by CDG Group, LLC ("CDG").  The Cash Flow Analysis was prepared in good faith and utilized reasonable assumptions at the time made and due care in the preparation thereof.  All information furnished by Guarantor to Lender is true, correct and complete in all material respects as of the date furnished and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make such information not misleading.

Section 2.5                      In Furtherance of Business Purposes.  The extension of credit to Borrower by Lender is a direct financial benefit to Guarantor and the execution of this Guaranty is made in furtherance of the business purposes of Guarantor.

Section 2.6                      BBB Covenants.  Each provision set forth in Articles III, V and VI of the BBB Loan Agreement is hereby incorporated by reference herein together with the definitions included in each such provision with the same effect as if fully set forth herein, in each case, as in effect on the date hereof (without for the avoidance of doubt giving affect to any subsequent amendment or waiver of or consent to departure from such provisions) mutatis mutandis with all references to "Lender" under the BBB Loan Agreement being deemed to refer to Lender and all references to "Holdings" being deemed to refer to Guarantor.  Notwithstanding Section 6.08(b)(i) of the BBB Loan Agreement, no prepayment of the indebtedness outstanding under the BBB Loan Agreement shall be permitted prior to the final payment of all amounts outstanding under this Note, except as contemplated by the subordination agreement related thereto.

Article III
Covenants and Agreements

Section 3.1                      Guarantee of Payment.

(a)           Guarantor hereby irrevocably and unconditionally guarantees to Lender the full and timely payment and performance of the Guaranteed Obligations.

(b)           All payments by Guarantor shall be paid in lawful money of the United States of America.

(c)           Each and every default in payment of the Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder by Lender as each cause of action arises.

(d)           Guarantor shall pay on demand to Lender all costs and expenses (including legal fees) incurred by Lender in the protection, interpretation, and enforcement of any of its rights or in the pursuance of any of its remedies in respect of the Guaranteed Obligations or this Guaranty.

Section 3.2                      Obligations Continuing and Unconditional.  The obligations of Guarantor under this Guaranty are continuing, absolute and unconditional and shall remain in full force and effect until the entire principal of and interest and expenses on the Guaranteed Obligations shall have been paid in full and discharged, and such obligations shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event whatsoever, including, without limitation, any of the following, whether or not with notice to or the consent of Guarantor:

(a)           the invalidity, irregularity, illegality or unenforceability of, or any defect in, any instrument, document, agreement or contract evidencing or comprising the Guaranteed Obligations;

(b)           any present or future law or order of any government or of any agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations or any other obligation of Borrower or any other obligor or to vary any terms of payment;

(c)           any claim of immunity or defense (other than full and final payment of the Guaranteed Obligations) on behalf of Borrower or any other obligor;

(d)           the waiver, compromise, settlement, release or termination of any of the Guaranteed Obligations or the release of any Collateral or any Other Guarantor;

(e)           the failure to give notice to Guarantor of the occurrence of any event of default or breach of any of the Guaranteed Obligations or the breach of any provisions hereunder;

(f)           the extension of the time for payment of any principal of or interest or premium on any of the Guaranteed Obligations or of the time for performance of any other obligations, covenants or agreements under or arising out of the Guaranteed Obligations;

(g)           the modification or amendment (whether material or otherwise) of any obligation, instrument, contract, covenant or agreement set forth in, evidencing, or comprising any part of the Guaranteed Obligations;

(h)           the taking of, or the omission to take, any of the actions referred to in this Guaranty or in any of the instruments, documents, agreements, and contracts evidencing or comprising the Guaranteed Obligations;

(i)           any failure, omission or delay on the part of Lender or any other Person to enforce, assert or exercise any right, power or remedy conferred on Lender or such other Person in the Guaranty or the Guaranteed Obligations;

(j)           the voluntary or involuntary liquidation of, dissolution of, sale or other disposition of all or substantially all the assets of, cessation of business of, marshalling of assets and liabilities of, receivership of, financial decline of, insolvency of, bankruptcy of, assignment for the benefit of creditors of, reorganization of, arrangement of, composition with creditors or readjustment of, or other similar proceedings affecting, Borrower or any of its assets or any allegation or contest of the validity of the Guaranteed Obligations or this Guaranty, or the disaffirmance or attempted disaffirmance of the Guaranteed Obligations or this Guaranty, in any such proceedings;

(k)           the default or failure of Guarantor fully to perform any of its obligations set forth in this Guaranty;

(l)           the failure of any other Person to guarantee any or all of the Guaranteed Obligations;

(m)           the failure of Lender to take or perfect a lien, security interest, or any other interest in any Collateral, or the failure by Lender to give notice to Guarantor of any foreclosure or other sale of the Collateral by Lender;

(n)           the release by Lender of any Collateral or determination by Lender not to assert a claim against or proceed against Borrower, any Collateral or any Other Guarantor;

(o)           Lender's compromise or settlement with or without release of any other Person liable for any of the Guaranteed Obligations;

(p)           Lender's failure to file suit against Borrower (regardless whether Borrower is becoming insolvent, is believed to be about to leave the state, or any other circumstance);

(q)           Lender's acceleration of any or all of the Guaranteed Obligations;

(r)           the renewal, extension, or amendment of any of the Guaranteed Obligations;

(s)           Lender's failure to exercise diligence in the collection of the Guaranteed Obligations; or

(t)           to the extent permitted by law, any event or action that would, in the absence of this paragraph, result in the release or discharge of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

Section 3.3                      Waivers by Guarantor.

(a)           Guarantor hereby waives with respect to the Guaranteed Obligations and this Guaranty: diligence; presentment; demand of payment; filing of claims with a court in the event of bankruptcy of Borrower or any other Person liable in respect of the Guaranteed Obligations; any right to require Lender to proceed first against Borrower or any other Person; protest; notice of dishonor or nonpayment of any such liabilities; notice of the release of any Other Guarantor; notice of the release or sale of any Collateral; and any other notice and all demands whatsoever.  Guarantor hereby waives notice from Lender and the holders at any time or from time to time of the Guaranteed Obligations, of the issuance of the instruments evidencing the Guaranteed Obligations, and of acceptance of, or notice and proof of reliance on, the benefits of this Guaranty.

(b)           Guarantor hereby agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Borrower until payment in full of the Guaranteed Obligations.

(c)           The obligations of Guarantor hereunder shall not be discharged except by full and final payment and discharge of the Guaranteed Obligations.

Section 3.4                      Primary Liability of Guarantor.  This Guaranty constitutes a guarantee of payment and performance and not of collection.  Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand or instituting collection proceedings upon the Guaranteed Obligations.  Guarantor's liability for the Guaranteed Obligations is hereby declared to be primary, and not secondary, and each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.  Guarantor shall not be entitled to satisfy this Guaranty by contributing ratably with any Other Guarantor or otherwise paying less than the entire unpaid indebtedness comprising the Guaranteed Obligations.

Section 3.5                      Subordination.  Guarantor agrees that any presently existing or hereafter arising loan or extension of credit made by Guarantor to Borrower and any other presently existing or hereafter arising obligation of Borrower to Guarantor shall be subordinate to the Guaranteed Obligations as to both payment and collection.  Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower or to allow any payment by Borrower on Guarantor's behalf while any Guaranteed Obligations remain outstanding.  Guarantor agrees that in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form reasonably acceptable to Lender.  Guarantor agrees to pursue said claim with diligence.  The proceeds of such claim shall be delivered to Lender to the extent Guarantor owes any Lender amounts under this Guaranty.

Section 3.6                      Statute of Limitations.  Guarantor acknowledges that the statute of limitations applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again make demands upon Guarantor.

Section 3.7                      Recovery of Avoided Payments.  If any amount applied by Lender to the Guaranteed Obligations is subsequently challenged by a bankruptcy trustee or debtor in-possession or other Person as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may at its option and in its sole discretion, elect whether to contest such challenge.  If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys' fees, will become part of the Guaranteed Obligations, and shall be due and payable by Guarantor on demand.  If the contested amount is successfully avoided, the avoided amount will become part of the Guaranteed Obligations hereunder and shall be due and payable by Guarantor on demand.  If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor in possession and the amount so advanced shall become part of the Guaranteed Obligations hereunder, and shall be due and payable by Guarantor on demand.  Guarantor's obligation to reimburse Lender for amounts due under this section shall survive the purported cancellation hereof.

Section 3.8                      Changes in Financial Condition.  Guarantor covenants to give Lender prompt written notice of the creation or discovery of any material contingent liability or the occurrence of any material adverse change in the financial condition of Guarantor.

Section 3.9                      Pledge of Ownership Interest.  So long as the Guaranteed Obligations are outstanding, Guarantor hereby covenants not to encumber its ownership interest in Borrower.

Article IV
Setoff Rights

In order to further secure the payment of the Guaranteed Obligations, Guarantor hereby grants Lender a right to setoff against all of Guarantor's joint or several presently owned or hereafter acquired monies, securities, deposits, instruments, and other Property presently or hereafter in the possession of Lender.  By placing Property in Lender's possession, Guarantor acknowledges that Guarantor voluntarily subjects the Property to Lender's rights hereunder.

Article V
Events Requiring Guarantor to Perform

Section 5.1                      Events.  Upon the occurrence of any of the following events, Guarantor shall immediately and without notice pay to Lender an amount equal to all Guaranteed Obligations, and Lender shall be entitled to enforce the provisions hereof, and to exercise any other rights, powers, and remedies provided hereunder.  Guarantor agrees that if any of the following events occurs, Guarantor shall pay to Lender an amount equal to all Guaranteed Obligations, regardless whether any of the Guaranteed Obligations themselves have been accelerated, are past due, or are in default:

(a)           an Event of Default (as such term is defined therein) occurs under the Note, or any other document evidencing the Guaranteed Obligations; or

(b)           except as set forth in clauses (c) and (d) below, Guarantor fails to perform or observe any agreement, covenant or provision contained in this Guaranty; or

(c)           subject to any applicable grace period or waiver prior to any due date, Guarantor fails to make any payment due on any of its debts, or any event shall occur or any condition shall exist with respect to any of its debts, the effect of which is to cause or to permit any trustee or any holder of such debt to cause (whether or not such holder or trustee elects to cause) any or all of such debt to become due prior to its stated maturity or its regularly scheduled dates of payment; or

(d)           any warranty, representation or other statement by or on behalf of Guarantor contained in this Guaranty is false or misleading in any material respect; or

(e)           a default or event of default shall exist under the BBB Loan Agreement or any other agreement, document or instrument evidencing the BBB Indebtedness (as defined in the Note); or

(f)           Guarantor becomes insolvent, dissolves, liquidates or fails generally to pay its debts as they become due; or

(g)           the taking of action by Guarantor to become the subject of proceedings under the United States Bankruptcy Code; or the execution by Guarantor of a petition to become a debtor under the United States Bankruptcy Code; or the entry of an order for relief under the United States Bankruptcy Code against Guarantor; or Guarantor making an assignment for the benefit of creditors; or Guarantor consenting to the appointment of a custodian, receiver, trustee or other officer with similar powers for it, or for any substantial part of its property; or adjudicating of Guarantor as insolvent; or

(h)           if any governmental authority of competent jurisdiction shall enter an order appointing, without consent of Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to Guarantor, or with respect to any substantial part of its property, or if an order for relief relating to Guarantor shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Guarantor, or if any petition for any such relief shall be filed against Guarantor and such petition shall not be dismissed or stayed within 60 days; or

(i)           the occurrence of any event that would permit Lender to accelerate all or any part of the Guaranteed Obligations, but acceleration thereof is prevented by law, court order, or otherwise; or

(j)           Guarantor violates any of the covenants set forth in section 5 of the Note and such violation is not cured within 15 days of the occurrence thereof.

Section 5.2                      Remedies; Waiver, Etc.

(a)           No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity or by statute or by contract.

(b)           No delay or omission to exercise any right or power accruing upon the occurrence of any of the events specified in section 5.1 hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

(c)           To entitle Lender to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice.

(d)           In the event any provision contained in this Guaranty should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

(e)           No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

Article VI
Miscellaneous

Section 6.1                      Survival.  All warranties, representations, and covenants made by Guarantor herein shall be deemed to have been relied upon by Lender and the holder(s) from time to time of the Guaranteed Obligations and shall survive the delivery to Lender of this Guaranty regardless of any investigation made by Lender or the holder(s) from time to time of the Guaranteed Obligations.

Section 6.2                      Successors and Assigns.  This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, except that Guarantor shall not assign any rights or delegate any obligation hereunder without the prior written consent of Lender.  Any attempted assignment or delegation without the required prior consent shall be void.  The provisions of this Guaranty are intended to be for the benefit of Lender and any other holder or holders of the Guaranteed Obligations.  Guarantor acknowledges that the Guaranteed Obligations and this Guaranty may be assigned or sold by Lender to one or more third parties.

Section 6.3                      No Partners; No Third Party Beneficiaries.  Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower or Guarantor for any purpose.  This Guaranty and any documents securing the Guaranteed Obligations have been executed for the sole benefit of Lender as an inducement to cause Lender to extend credit to Borrower, and neither Guarantor nor any other third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under any document.

Section 6.4                      Notices.  All notices provided for herein shall be in writing and shall comply with the provisions of the Purchase Agreement (as defined in the Note) and be sent in accordance with the provisions thereof.

Section 6.5                      Partial Invalidity.  The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty or any part thereof.

Section 6.6                      Indulgence Not Waiver.  Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Guaranty shall not prejudice Lender's rights to make demand and recover from Guarantor.

Section 6.7                      Amendment and Waiver in Writing.  No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

Section 6.8                      Entire Agreement; No Oral Representations Limiting Enforcement.  This Guaranty represents the entire agreement between the parties concerning the liability of Guarantor for the Guaranteed Obligations, and any previously made oral statements regarding Guarantor's liability for the Guaranteed Obligations are merged herein.  Without limiting the foregoing, Guarantor acknowledges that Lender has made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

Section 6.9                      Costs of Collection Against Guarantor.  Guarantor agrees to pay on demand all reasonable costs of collection, including, without limitation, court costs, actual attorneys' fees and compensation for time spent by Lender's employees, that Lender may incur in enforcing the terms of this Guaranty or that may be incurred in any legal proceeding brought to construe, enforce, or apply this Guaranty.

Section 6.10                      Cumulative Remedies.  The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

Section 6.11                      Applicable Law.  The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Guaranteed Obligations shall be determined according to the internal laws of the State of Delaware, applicable to contracts executed, delivered and performed entirely within that state without regard to the principles of conflict laws.

Section 6.12                      Captions Not Controlling.  Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

Section 6.13                      Guaranty Irrevocable.  Guarantor's guarantee of the Guaranteed Obligations is irrevocable, except that Guarantor may terminate its continuing obligation to guarantee new indebtedness of Borrower by providing written notice to Lender of such termination and obtaining written confirmation thereof by Lender.  No attempted or purported termination by Guarantor shall be effective unless receipt of the notice of termination is acknowledged by Lender thereof in writing.  Termination shall apply only to principal portions of the Guaranteed Obligations arising after Lender has confirmed in writing receipt of such notice of termination and shall apply only to such Guaranteed Obligations with respect to which Lender was not obligated to advance credit to Borrower prior to confirmation in writing of receipt of such notice of termination.  The notice of termination shall not relieve Guarantor of any of the Guaranteed Obligations:  (i) incurred by Borrower before delivery (and confirmation of receipt thereof) of the notice of termination; (ii) arising from and out of Lender's commitments and agreements to extend credit to Borrower made before delivery (and confirmation of receipt thereof) of the notice of termination; and (iii) consisting of accrued interest, actual attorney fees, premiums, and other costs, charges, and monies owing under or pursuant to any of the instruments, documents, agreements, or contracts evidencing or comprising any of the Guaranteed Obligations.  Termination of this Guaranty may constitute an event of default under the Guaranteed Obligations.

Section 6.14                      No Marshaling of Assets.  Lender may proceed against any Collateral and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshal assets.  The benefit of any rule of law or equity to the contrary is hereby expressly waived.

Section 6.15                      Bankruptcy, Etc. of Borrower.  Without limitation, Guarantor's obligations hereunder shall not be affected by:  (a) the filing of a petition in bankruptcy by or against Borrower under 11 U.S.C. § 101, etseq., or the appointment of a trustee, receiver, custodian, conservator, or other similar appointment over Borrower or any of Borrower's assets, whether under 11 U.S.C. § 101, etseq. any state's equivalent statutes or other statutory, administrative, or other laws, rules, or regulations; (b) any order, ruling, or action taken (by Lender, Borrower, or others) in any bankruptcy case initiated by or against Borrower or in any receivership, conservatorship, or other similar estate.  Lender may in its discretion modify any of the terms of the Guaranteed Obligations with any successor or assignee of Borrower or its Property including a debtor in possession or trustee in bankruptcy, receiver, custodian, conservator, or similar Person, without affecting Guarantor's obligations hereunder.  Any such debtor-in-possession, trustee, receiver, custodian, conservator, or other similarly appointed Person shall be deemed to be authorized to act on behalf of Borrower, and Guarantor authorizes Lender to deal with any such Person as if that Person were Borrower for purposes of this Guaranty.

Section 6.16                      Incorporation by Reference.  The provisions of sections 12.06 and 12.07 of the Purchase Agreement are incorporated herein by this reference as if set forth herein in their entirety.

Section 6.17                      Guarantor's Independent Decision.  Guarantor delivers this Guaranty based solely on its own independent investigation and determination, and Guarantor has not relied on any statement or representation of Lender or its agents with respect to any matter whatsoever.  Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning the Guaranteed Obligations and Borrower.

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement as of the date first written on the first page hereof.

GUARANTOR:

OMEGA HOLDINGS COMPANY LLC

By: /s/ Richard A. Silverberg
Name: Richard A. Silverberg
Title: Manager

Signature Page to Guaranty Agreement